UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2025

ENZO BIOCHEM, INC.

(Exact name of registrant as specified in its charter)

New York	001-09974	13-2866202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Executive Blvd.

Farmingdale, New York 11735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (631) 755-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENZB	OTC Markets OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of June 23, 2025 (the “Merger Agreement”), by and among Enzo Biochem, Inc., a New York corporation (the “Company”), Bethpage Parent, Inc., a Delaware corporation (“Parent”), and Bethpage Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On August 20, 2025 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock of the Company, par value $0.01 per share (“Common Stock”), that was issued and outstanding immediately prior to the Effective Time (each, a “Share”, and collectively, the “Shares”), subject to certain customary exceptions specified in the Merger Agreement, was automatically converted into the right to receive $0.70 in cash, without interest (the “Merger Consideration”) and subject to applicable withholding taxes.

Pursuant to the Merger Agreement, at the Effective Time, (i) each Company restricted stock unit (a “Company RSU”) that was outstanding as of immediately prior to the Effective Time and was either (A) held by a member of the Board (whether vested or unvested) or (B) vested in accordance with its terms but not yet settled as of the Effective Time (each, a “Vested Company RSU”) was automatically cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the total number of Shares underlying such Company RSU, by (B) the Merger Consideration, subject to applicable withholding taxes, (ii) each Company RSU that was outstanding as of immediately prior to the Effective Time and not a Vested Company RSU was automatically canceled without any consideration payable therefor and (iii) each option to purchase Shares that was outstanding as of immediately prior to the Effective Time was automatically canceled without any consideration payable therefor.

Further, at the Effective Time, each warrant to acquire Shares (“Company Warrant”) was cancelled, terminated and extinguished as of the Effective Time, and in exchange for and upon such cancellation thereof, each such Company Warrant that was outstanding as of immediately prior to the Effective Time was converted into the right to receive, without interest, an amount set forth in the applicable Warrant Cancellation Agreement executed by the holder of each such Company Warrant and the Company concurrently with the execution of the Merger Agreement. The description of the Warrant Cancellation Agreements set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Form of Warrant Cancellation Agreement filed herewith as Exhibit 10.1, which is incorporated herein by reference.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Item 2.01, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As a result of the Merger, the Shares no longer trade on the OTCQX tier of the OTC Markets or any other over-the-counter market. The Common Stock ceased trading on the OTCX prior to the opening of trading on August 20, 2025. In addition, in connection with the consummation of the Merger, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a Certification and Notice of Termination of Registration on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Stock under Section 13(a) and Section 15(d) of Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Except as described in Item 2.01, pursuant to the Merger Agreement, at the Effective Time, each Share, subject to certain customary exceptions specified in the Merger Agreement, was automatically converted into the right to receive the Merger Consideration.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger (and not as a result of any disagreement with the Company), and in accordance with the Merger Agreement, at the Effective Time, Steven J. Pully, Bradley L. Radoff, Jonathan Couchman, and Kara Cannon, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company’s Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated, in accordance with the Merger Agreement and the New York Business Corporation Law (the “NYBCL”), to be in the form of the certificate of incorporation attached as Exhibit 3.1 hereto. Such exhibit is incorporated by reference into this Item 5.03.

At the Effective Time, the bylaws of the Company, as in effect immediately prior to the Merger, were amended and restated, in accordance with the Merger Agreement and the NYBCL, to be in the form of the bylaws attached as Exhibit 3.2 hereto. Such exhibit is incorporated by reference into this Item 5.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
2.1*	Agreement and Plan of Merger, dated as of June 23, 2025, by and among Enzo Biochem, Inc., Bethpage Parent, Inc. and Bethpage Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 24, 2025)
3.1	Amended and Restated Certificate of Incorporation of Enzo Biochem, Inc.
3.2	Amended and Restated Bylaws of Enzo Biochem, Inc.
10.1	Form of Warrant Cancellation Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 24, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

	By:	/s/ Patricia Eckert
	Name:	Patricia Eckert
	Title:	Chief Financial Officer

Date: August 20, 2025

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